Exhibit 31.1

                         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas Larson certify that:

1. I have  reviewed  this  annual  report on Form  10-KSB of  Eldorado  Artesian
Springs, Inc.

2.  Based on my  knowledge,  this  annual  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The small business  issuer's other  certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Acts Rules  13a-15(e) and 15d-15(e))  for the small business  issuer and we have:

     a)  designed  such  disclosure  controls  and  procedures  or  caused  such disclosure  controls and procedures to be designed under our supervision to ensure that material  information  relating to the small  business  issuer, including  its  consolidated  subsidiaries,  is made  known to us by others within those entities,  particularly during the period in which this annual report is being prepared;

     b) evaluated the  effectiveness of the small business  issuer's  disclosure controls and procedures and presented in this annual report our conclusions about the  effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c)  disclosed  in this  report  any change in the small  business  issuer's
     internal  control  over  financial   reporting  that  occurred  during  the
     registrant's  most  recent  fiscal  that  has  materially  affected,  or is reasonably  likely  to  materially  affect,  the  small  business  issuer's internal control over financial reporting; and

5. The small business  issuer's other  certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent function):

     a) all significant  deficiencies  and material  weaknesses in the design or
     operation  of  internal   controls  over  financial   reporting  which  are
     reasonably  likely to adversely affect the small business  issuer's ability to record, process, summarize and report financial data; and

     b) any fraud,  whether or not material,  that involves  management or other employees  who  have a  significant  role in the  small  business  issuer's internal controls over financial reporting.

        Date:  June 29, 2005                        /s/ Douglas Larson
                                                    ------------------
                                                    Chief Executive Officer